Exhibit 99.2

iStar & Safehold The Culmination of a Multi - Year Strategy August 2022

2 Forward - Looking Statements and Other Matters Forward - Looking Statements Certain matters discussed in this document may be forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . We have tried, whenever possible, to identify these statements by using words like “future,” “anticipate,” “intend,” “plan,” “estimate,” “believe,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms . These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this release . Actual results may differ materially as a result of (1) the ability to consummate the announced transactions on the expected terms and within the anticipated time periods, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the approval of SAFE’s and STAR’s stockholders, completion of the Spin - Off, sales of assets and other factors ; (2) any delay or inability of the combined company and/or SpinCo to realize the expected benefits of the transactions ; (3) changes in tax laws, regulations, rates, policies or interpretations ; (4) the value of the combined company shares to be issued in the transaction ; (5) the value of SpinCo's shares and liquidity in SpinCo's shares ; (6) the risk of unexpected significant transaction costs and/or unknown liabilities ; (7) potential litigation relating to the proposed transactions ; (8) the impact of actions taken by significant stockholders ; (9) the potential disruption to STAR’s or SAFE’s respective businesses of diverted management attention, and the unanticipated loss of key members of senior management or other employees, in each case as a result of the announced transactions ; and (10) general economic and business conditions that could affect the combined company and SpinCo following the transactions . Risks that could cause actual risks to differ from those anticipated as of the date hereof include those discussed herein, those set forth in the securities filings of STAR, including its most recently filed Annual Report on Form 10 - K, and those set forth in the securities filings of SAFE, including its most recently filed Annual Report on Form 10 - K . Each of STAR and SAFE also cautions the reader that undue reliance should not be placed on any forward - looking statements, which speak only as of the date of this document . Neither STAR nor SAFE undertakes any duty or responsibility to update any of these forward - looking statements to reflect events or circumstances after the date of this document or to reflect actual outcomes . Additional Information and Where You Can Find It In connection with the proposed transactions, STAR will file with the SEC a registration statement on Form S - 4 that will include a joint proxy statement of STAR and SAFE and that also will constitute a prospectus for the shares of STAR Common Stock being issued to SAFE’s stockholders in the proposed Merger . In addition, SpinCo will file with the SEC a Form 10 registration statement that will register its common shares . STAR, SAFE and SpinCo also may file other documents with the SEC regarding the proposed transactions . This document is not a substitute for the joint proxy statement/prospectus or Form 10 registration statement or any other document which STAR, SAFE and SpinCo may file with the SEC . INVESTORS AND SECURITY HOLDERS OF STAR AND SAFE, AS APPLICABLE, ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, THE FORM 10 REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS . Investors and security holders may obtain free copies of the joint proxy statement/prospectus and the Form 10 registration statement (when available) and other documents filed with the SEC by STAR, SAFE and SpinCo through the web site maintained by the SEC at www . sec . gov or by contacting the investor relations departments of STAR or SAFE at the following : This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . This document is not a substitute for the prospectus or any other document that STAR, SAFE or SpinCo may file with the SEC in connection with the proposed transactions . No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . Participants in the Solicitation STAR, SAFE and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions . Information regarding STAR’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in STAR’s definitive proxy statement for its 2022 annual meeting, which is on file with the SEC . Information regarding SAFE’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in SAFE’s definitive proxy statement for its 2022 annual meeting, which is filed with the SEC . A more complete description will be included in the registration statement on Form S - 4 , the joint proxy statement/prospectus and the Form 10 registration statement . iStar, Inc . 1114 Avenue of the Americas 39 th Floor New York, NY 10036 Attention : Investor Relations Safehold, Inc . 1114 Avenue of the Americas 39 th Floor New York, NY 10036 Attention : Investor Relations

In February 2019, iStar announced a redefined strategy with a focus on growing the ground lease ecosystem and monetizing its non - core assets . This strategy has yielded strong results to date, most recently with the sale of the Net Lease portfolio for over $3 billion, generating a $585 million gain. This strategy has been key to unlocking Safehold’s exponential growth, resulting in 17x portfolio growth and nearly 70% revenue CAGR since IPO. With ground lease ecosystem investments now representing the bulk of iStar’s remaining assets, this transaction represents the culmination of iStar’s stated strategy and is intended to give shareholders direct ownership in Safehold and a separate vehicle to realize the value of its longer - term assets. 3 The Culmination of a Multi - Year Strategy (1) The portfolio is presented using Aggregate Gross Book Value. As of 6/30/22, the portfolio included $316m of forward commi tme nts that have not yet been funded (such funding commitments are subject to certain conditions) which means there can be no assurance Safehold will complete these transactions. $0.3 b $5.9 b IPO Q2 '22 Safehold Portfolio 17x Growth (1) $4.9 m $64.9 m IPO Q2 '22 Safehold Revenue 68% CAGR

Shares in a Stronger New Safehold This transaction will materially strengthen New Safehold and position it for future growth and increased valuation as the only self - managed, pure - play ground lease company in the public markets Shares in a Focused SpinCo SpinCo will have the ability to focus on capturing full value of iStar’s remaining long term real estate assets and participate in go - forward New Safehold upside Executive Summary 4 Shareholders will receive interests in both the combined company (“New Safehold”) and SpinCo and benefit from potential increased values for New Safehold and remaining legacy assets STAR Trading Price Implied Value of Consideration 1 SpinCo Share (4) 0.27 SAFE Share (3) $17.08 / sh (1) $18.39 / sh (2) (1) STAR closing share price as of August 10, 2022. (2) Final share ratios and implied value of consideration will depend on a number of factors, including the stock prices of S AFE and STAR at the time of closing, the amount of legacy assets remaining at the time of closing and the number of outstanding shares of common stock of SAFE and STAR at closing. (3) Assumes a SAFE share price of $43.45 per share at closing and reflects iStar’s estimated ownership in SAFE immediately prior to transaction closing. (4) SpinCo is estimated to have a book equity value of $6.48 per share at closing. Overall goal is to drive increased value for the iStar shareholder

Transaction Execution

Safehold will:

1 Acquire Management Company

Safehold internalizes and as part of the transaction effectively assumes $100m L+150 Trust Preferred due 2035 from iStar and effectively issues 1.2m of new SAFE shares to iStar [(1)]

2 Launch Fund Management Business

Acquire iStar's interest in its two ground lease ecosystem funds

- Intend to sell down LP interests in Ground Lease Plus fund and Leasehold Loan fund to third party investors and retain minority stake as GP

3 Implement Transitional Arrangements

Externally manage SpinCo and receive annual fees

Provide SpinCo with $100m secured term loan

iStar will:

1 Retire Liabilities & Preferred Equity

In connection with the merger, iStar will retire its outstanding third-party debt (other than its $100m Trust Preferred) and cash out its preferred equity

iStar will settle long-term incentive plan (iPIP) using its existing shares of SAFE, reinforcing management alignment with New Safehold's success

2 Spin Off Remaining Assets

Move all remaining non-ground-lease assets and $400m of SAFE stock into SpinCo, a separate publicly traded company, externally managed by New Safehold

- Sell 5.4m shares of iStar's SAFE stock to MSD Partners for $200m

3 Continue To Own Significant Stake In New Safehold's Success

iStar shareholders expected to own 37% of New Safehold directly and 14% of New Safehold indirectly via SpinCo [(2)]

Closing anticipated in late Q4'22 or in Q1'23 [(3)]

iStar

(1) Represents $50m consideration based on 10-day VWAP of SAFE stock at signing of agreement.
(2) Assumes approximately $400 million of real estate and loans are sold / repaid prior to closing by iStar and a SAFE stock price of $43.45 per share at closing.
(3) With up to two 90-day extensions.

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6 Stronger Safehold: The Future of iStar is SAFE Accretive outcome that best positions New Safehold to expand its market leading position Enhances governance, widely distributes voting power, expands number of independent directors on Board Internalizes and better aligns management team which helped revolutionize ground lease industry Better Structure Lowers costs as New Safehold scales compared to projected external management fees and reimbursable expenses Launches fund management business and creates transitional revenue streams with SpinCo Better Cost & Economics Better Debt & Equity Profile A Better Safehold Improves equity investor appeal by adding MSD Partners as new strategic investor while also more than doubling float Clears path for credit ratings momentum by directly addressing key ratings drivers

7 Stronger Safehold: MSD Partners to Become One Of New Safehold’s Largest Shareholders and Caret’s Largest Third - Party Investor • MSD Partners will buy 5.4m shares of SAFE in a direct sale from iStar o $200m investment represents $37 per share o iStar will use the proceeds to repay debt o Enhances certainty of overall transaction execution and provides additional validation via third - party strategic investor • MSD Partners will buy 100,000 units of Caret from Safehold for $200 per unit (1) , implying a Caret valuation of $2.0b o New Safehold will use the $20m of proceeds to invest in more ground leases and for general corporate purposes o Valuation represents premium to prior Caret sale and does not include redemption option MSD Partners will make strategic investments in both New Safehold and Caret concurrent with the closing (1) Subject to Safehold shareholder consent of certain Caret modifications. MSD Partners is a leading investment firm that deploys capital on behalf of Dell Technologies founder and CEO Michael Dell and his family, as well as other like - minded, long - term - oriented investors

Stronger Safehold:
iStar's Investment in Safehold

iStar's ownership in Safehold will effectively be distributed to shareholders, after a portion of the shares are contributed to SpinCo, distributed to management (which satisfies iStar's long-term incentive plan) and sold to MSD Partners

iStar's Investment in Safehold

Estimated End State of iStar's Ownership in Safehold



~42m
SAFE Shares (1)
Contributed to SpinCo 22%
Sold to MSD Partners 13%
iPIP Distribution...
Exchanged in Merger and Distributed to iStar Shareholders 57%

1. 57% of iStar's investment will be exchanged for shares in New Safehold and effectively distributed to iStar shareholders via reverse stock split
2. 22% of iStar's investment will be contributed to SpinCo
3. 13% will be monetized through a strategic transaction with MSD Partners
4. 8% of iStar's investment will be distributed to management under iStar's long-term incentive plan, iPIP

(1) iStar's estimated ownership of Safehold includes an additional 1.2m shares that SAFE will effectively deliver to STAR in the transaction and an additional 0.3m shares expected to be delivered by Safehold as management fees through 12/31/2022. The estimated ownership also assumes approximately $400 million of real estate and loans are sold / repaid prior to closing by iStar and a SAFE stock price of $43.45 per share at closing.

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SpinCo:
SpinCo Overview

SpinCo will be an independent company with interests in real estate assets and SAFE stock

The structure of SpinCo will allow iStar shareholders to retain certain longer-term assets in order to facilitate a more efficient monetization

Company Overview

Structure

- Publicly-traded company, externally managed by New Safehold

Portfolio and Capitalization



Cash
$50m
iStar Legacy Real
Estate Assets
~$350m
SAFE Shares
$400m
Book Equity
$560m
Debt (2)
$240m
Portfolio (1)
Capitalization

Benefits

✓ **Maximizes value of iStar's remaining assets**

Spinning out iStar's remaining non-ground lease assets allows for **orderly monetization and significant deleveraging**

✓ **Leverages iStar IP and management team**

SpinCo will be managed by the team that best understands the assets in its portfolio, allowing for a **seamless transition**

✓ **Focused Strategy**

Creates **two clear goals** for SpinCo – monetize legacy assets and benefit from the growing ground lease industry

(1) Estimated SpinCo Total Assets as of 12/31/22. Figures assume approximately $400 million of real estate and loans are sold / repaid prior to closing by iStar.
(2) Includes $100m loan from New Safehold and up to $140m bank loan.

iStar 9

SpinCo:
Transitional Arrangements

As part of the transaction, New Safehold will provide SpinCo with a $100m loan and externally manage SpinCo

The purpose of these arrangements is to enable a seamless transition as the two businesses combine

New Safehold Loan to SpinCo

The loan to SpinCo is a transitional arrangement to help accomplish internalization

Key Terms

Amount [1]	$100m
LTV [2]	<20%
Term	4 years
Interest Rate	8.0% cash pay
Collateral	~$400m of SAFE shares (separately encumbered with up to $140m of secured debt), ~$350m book value of real estate assets (no additional debt permitted) and $50m of cash
Amortization	Cash sweep above $50m cash and reserves held at SpinCo

Management Agreement

In connection with the transaction, SpinCo will pay a management fee to New Safehold to manage SpinCo; facilitates transition to a normalized cost structure

New Safehold will manage the disposition of SpinCo's real estate portfolio and SpinCo will compensate New Safehold $25m, $15m, $10m, $5m in '23-'26

(1) SpinCo may borrow an additional $25m from New Safehold under certain conditions.
(2) Based on SAFE shares, real estate book value and cash.

iStar

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11 Sources Available Cash $1.4 Asset Monetization 0.4 MSD Partners Purchase of SAFE Stock 0.2 Ground Lease Plus and Leasehold Loans Funds Sold to New Safehold 0.1 New Safehold Loan to SpinCo 0.1 Bank Loan to SpinCo (SAFE Shares) 0.1 Total $2.3 iStar will use available cash and proceeds from the monetization of assets to satisfy its debt obligations in connection with the closing of the transaction New Safehold will assume $100m of Trust Preferred as part of the transaction Uses Debt Extinguishment $1.7 Preferred Equity Extinguishment 0.3 Other Cashflows 0.2 SpinCo Starting Cash 0.1 Total $2.3 $ in billions Sources and Uses Note: Assumes a 12/31/2022 transaction close and a SAFE share price of $43.45 per share.

12 The transaction will result in SpinCo having an asset base of approximately $800m and total debt of up to $240m after the various steps leading up to transaction close iStar (Current) Transaction Impact SpinCo (Pro Forma) Cash $1.4 ($1.3) $0.1 SAFE Stock (1) 1.7 (1.3) 0.4 GL+ / LHL Fund 0.1 (0.1) - Non - GL Assets 0.7 (0.4) (2) 0.3 Total Assets $3.9 ($3.1) $0.8 Unsecured Debt 1.7 (1.7) - Trust Preferred 0.1 (0.1) - Secured Debt - 0.2 0.2 Total Debt $1.8 ($1.6) $0.2 Preferred Equity $0.3 ($0.3) $ - $ in billions iStar to SpinCo Bridge (1) Assumes a SAFE share price of $43.45 per share. (2) Reflects asset sales anticipated to occur prior to transaction closing.

Total: $18.39 / sh (2) 13 SAFE Shares Asset: $400m Less Debt: 140m Equity: 260m $ / sh : $3.01 Real Estate Asset: $350m Less Debt: 100m Equity: 250m $ / sh : $2.89 Cash Asset: $50m Less Debt: - Equity: 50m $ / sh : $0.58 SpinCo Consideration per iStar Shareholder The transaction provides iStar shareholders with the opportunity to realize value from iStar’s existing asset base via SpinCo and provides shareholders with a direct investment in a growth - oriented, pure - play ground lease company Distribution (1) 0.27 SAFE shares per STAR share SAFE Trading Price: $43.45 $ / sh : $11.91 Share of SAFE received Long - Term Value: iStar Shareholder Value SAFE Share Price Total Implied Value of Consideration (2) $43.45 / sh $18.39 $50 / sh $20.61 $60 / sh $23.96 Note: Analysis assumes 86.5m iStar shares outstanding at 12/31/2022 and a SAFE share price of $43.45. (1) The distribution will be accomplished through a reverse stock split of STAR common stock immediately prior to the effecti ve time of the merger. (2) Final share ratios and implied value of consideration will depend on a number of factors, including the stock prices of S AFE and STAR at the time of closing, the amount of legacy assets remaining at the time of closing and the number of outstanding shares of common stock of SAFE and STAR at closing.

Appendix:
Transaction Summary

Transaction Structure	• Safehold acquires iStar's management platform and iStar's interests in its two ground lease ecosystem funds • iStar spins off remaining non-ground lease assets, $400m of Safehold stock and at least $50m of cash into SpinCo, a separate publicly traded company owned by iStar's existing shareholders and externally managed by New Safehold • Safehold merges into iStar to form a combined company that is self-managed and focused exclusively on ground lease investments
Management Internalization	• As part of the internalization and the broader transaction, Safehold will acquire management agreement for $150m consisting of the assumption of $100m of Trust Preferred from iStar and the issuance of ~1.2m Safehold shares ($50m) • New Safehold will employ iStar's dedicated management team and own all intellectual property associated with its modern ground lease business • Projected cost savings of $3m in Year 1 growing to $25m+ per year by 2026
Merger of iStar and Safehold	• New Safehold shareholders will receive 1 share of the combined company for each share of Safehold they own • Immediately before the merger, iStar will undergo a reverse stock split (currently estimated to be 0.27, subject to adjustment) which will result in iStar's and Safeholds' public shareholders maintaining their relative ownership in New Safehold after the transaction • iStar will retire all indebtedness and preferred equity and settle its long-term incentive plan obligations prior to the merger
Separation of SpinCo	• New Safehold will externally manage SpinCo and receive management fees • New Safehold will provide SpinCo with a $100m secured term loan with an interest rate of 8% • SpinCo will pay New Safehold a management fee of $25m, $15m, $10m and $5m in 2023-2026 • SpinCo will capitalize with an up to $140m of bank debt from Morgan Stanley & Co.
Launch Funds Management Business	• New Safehold will acquire iStar's 53% LP interest and GP role in its two ground lease ecosystem funds (Ground Lease Plus and Leasehold Loans) for cash at market value (~$79m as of 6/30/22) plus additional fundings prior to transaction closing • New Safehold intends to sell down its acquired LP interest while retaining the role of GP

Strategic Investor	• MSD Partners will be making strategic investments in both New Safehold and Caret concurrent with the closing of the transaction
	  ○ MSD Partners will buy 5.4m shares of SAFE in a secondary sale from iStar; $200m investment represents $37 per share
	  ○ MSD Partners will buy 100,000 units of Caret from New Safehold for $200 per unit, implying a Caret valuation of $2.0b

Anticipated Timing & Closing Conditions	• The transaction was unanimously approved by the Special Committees and Boards of Directors of both Safehold and iStar • The transaction is expected to close in late Q4'22 or in Q1'23, with up to two 90-day extensions, subject to customary closing conditions, including the approval of both iStar and Safehold shareholders • Assumes iStar monetizes an additional $400m of assets prior to closing

iStar

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